EXHIBIT F-2.2

                      LG&E ENERGY NON-UTILITY BUSINESSES


     The vast majority of LG&E Energy's non-utility business are EWGs, FUCOs or QFs and therefore would be exempt from the Act. A registered holding company may acquire and hold an interest in an EWG and a FUCO without the need to apply for or receive approval from the Commission. (S)(S)32 and 33 of the Act. (The Commission retains jurisdiction over certain related transactions with prior entities.) The Commission has also authorized the formation and financing of a number of non-utility subsidiaries of registered holding companies in order to invest in and hold securities of QFs, FUCOs, and EWGs. See, e.g., Interstate Energy Corporation, Holding Co. Act Release No. 27069 (Aug. 26, 1999) (authorizing intermediate subsidiaries for holding EWGs, FUCOs, subsidiaries whose securities are acquired under Rule 58, and ETCs); Entergy Corporation, Holding Co. Act Release No. 27039 (June 22, 1999) (authorizing development activities, providing management services to associate EWGs and FUCOs, and providing consulting and O&M services); The Southern Company, Holding Co. Act Release No. 26212 (Dec. 30, 1994); Entergy Corp., Holding Co. Act Release No. 26322 (June 30, 1995); Northeast Utilities, Holding Co. Act Release No. 25977 (Jan. 24, 1994) (authorizing Charter Oak Energy and COE Development Corporation): Central and South West Corp., Holding Co. Act Release No. 26156 (Nov. 3, 1994) (authorizing CSW to form, acquire, finance and own securities of FUCOs); Central and South West Corporation, Holding Co. Act Release No. 26155 (Nov. 2, 1994) (authorizing investment in joint venture which will construct, own and operate QFs and EWGs).

         A registered holding company may acquire "energy-related companies" meeting the Rule 58 safe harbor conditions without the need for Commission approval. 17 C.F.R. (S)(S) 250.58 (1999); Exemption of Acquisition by Registered Public-Utility Holding Companies of Non-Utility Companies Engaged in Certain Energy-Related Activities, Holding Co. Act Release No. 26667 (Feb. 14, 1997). Under Rule 58, an energy-related company is a company that derives or will derive substantially all of its revenues (exclusive of revenues from temporary investments) from one of the twelve businesses described in the Rule and from such other activities and investments as the Commission may approve under
Section 10. Rule 58 lists the ownership of QFs as an energy-related activity under Rule 58(b)(1)(viii). Almost all of LG&E's non-utility businesses that are not EWGs or FUCOs would be energy-related companies under the Commission's Rule 58 or prior Commission precedent.

         The non-utility subsidiary companies are further described below. All of the following subsidiaries are 100% owned, except where noted.

                          NON-UTILITY SUBSIDIARIES OF
                               LG&E ENERGY CORP.

                                                                          Jurisdictions
                                                                        Where Organized
                                           Description of                and Authorized
             Name                            Business                    To Do Business                Authority
      LG&E Capital Corp.          Holding Company for non-utility             Kentucky            Prior Commission precedent
                                            investments                                               - Interstate Energy
                                                                                                   Corporation, Holding Co.
                                                                                                     Act Release No. 27069
                                                                                                        (Aug. 26, 1999)

         LG&E Energy                      Power marketing                    Oklahoma(1)               Rule 58(b)(1)(v)
        Marketing Inc.
                                     Charitable Contributions
         LG&E Energy                                                          Kentucky            Prior Commission precedent
       Foundation Inc.                                                                               - WPL Holdings, Inc.,
                                                                                                    Holding Co. Act Release
                                                                                                  No. 26856 (April 14, 1998)

                  SUBSIDIARIES OF KENTUCKY UTILITIES COMPANY

                                                                          Jurisdictions
                                                                        Where Organized
                                        Description of                   and Authorized
       Name                               Business                       To Do Business                Authority
 Lexington                                Inactive                         Kentucky                    Inactive

----------
(1) Alabama; Alberta, Canada; Arizona; Arkansas; British Columbia; Connecticut; Colorado; Delaware; Washington, D.C.; Florida; Idaho; Indiana; Illinois; Iowa; Kansas; Kentucky; Louisiana; Maine; Maryland; Massachusetts; Michigan, Minnesota; Mississippi; Missouri; Montana; Nebraska; Nevada; New Hampshire; New Mexico; New York; North Carolina; North Dakota; Ohio; Oregon; Pennsylvania; Rhode Island; South Carolina; South Dakota; Tennessee; Texas; Utah; Vermont; Virginia; Washington; West Virginia; Wisconsin and Wyoming.

                                                                          Jurisdictions
                                                                        Where Organized
                                      Description of                     and Authorized
     Name                               Business                         To Do Business                Authority
Utilities Company


                      SUBSIDIARIES OF LG&E CAPITAL CORP.

                                                                          Jurisdictions
                                                                        Where Organized
                                      Description of                     and Authorized
             Name                       Business                         To Do Business                Authority
                                Offers consumer lending programs
      LG&E Credit Corp.         for energy efficient products in             Kentucky            Prior Commission precedent
                                the Louisville metropolitan area                                  - Central and Southwest
                                                                                                   Corp., Holding Co. Act
                                                                                                Release No. 26910 (Aug. 24,
                                                                                                           1998)
                                Inactive (Indirectly held former
         LNGCL Inc.                  interest in Natural Gas          Delaware (not in good               Inactive
                                         Clearinghouse)                     standing)
                                Inactive (Indirectly held former
         LNGCG Inc.                  interest in Natural Gas          Delaware (not in good               Inactive
                                         Clearinghouse)                     standing)

          LG&E Home               Appliance repair and warranty              Kentucky                Rule 58(b)(1)(iv)
        Services Inc.

     LG&E Enertech Inc.        Engineering, energy management and       Kentucky, Ohio and        Rule 58(b)(1)(i), (vii)
                                       consulting services                  Tennessee

         LG&E Energy             Formed to submit bid to provide             Kentucky                Rule 58(b)(1)(vii)
        Services Inc.           electric service to Ft. Campbell
                                             project

                                                                          Jurisdictions
                                                                        Where Organized
                                      Description of                     and Authorized
         Name                           Business                         To Do Business                Authority
   LG&E International Inc.     Management and holding Company for     Delaware and Kentucky      Prior Commission precedent
                                  international energy project                                  - Interstate Energy, supra.
                                   investments and operations

          WKE Corp.             Serves as the holding company for            Kentucky            Prior Commission precedent
                               EWGs that are parties to the lease                               - Interstate Energy, supra.
                                and related transactions with Big
                               Rivers Electric Corporation, other
                                 than LG&E Energy Marketing Inc.

       LG&E Power Inc.         Management and holding company for     Delaware, California,      Prior Commission precedent
                                          QFs and EWGs                  Texas and Kentucky      - Interstate Energy, supra.

      FSF Minerals Inc.          Owns Pittsburgh and Midway coal             Kentucky              Rule 58(b)(1)(ix)-(x)
                                reserves near Henderson, Kentucky

          LCC Inc.               Formed to bid on a coal project             Kentucky              Rule 58(b)(1)(ix)-(x)

    LG&E Power Monroe LLC         Lease and combustion turbine               Delaware                       EWG
                               purchase in Monroe, Georgia (owned
                               99% by American Power Incorporated
                                   and 1% by LG&E Power Inc.)

                                                                          Jurisdictions
                                                                        Where Organized
                                      Description of                     and Authorized
          Name                          Business                         To Do Business                Authority
 CRC - Evans International,       Formed for acquisition of CRC         Delaware and Texas       Prior Commission precedent
            Inc.                         Holdings Corp.                                            - Entergy Corporation,
                                                                                                Holding Co. Act Release No.
                                                                                                   27039 (June 22, 1999)

                     SUBSIDIARIES OF KU ENERGY CORPORATION

                                                                          Jurisdictions
                                                                        Where Organized
                                      Description of                     and Authorized
             Name                       Business                         To Do Business                Authority


   KUCC Paris Corporation        Holds a 15% limited partnership             Kentucky            Prior Commission precedent
                                interest in Tenaska III Partners,                               - Interstate Energy, supra.
                                 Ltd., which owns 40% of Tenaska
                                    III Texas Partners, a QF

KUCC Frederickson Corporation    Owns 10% of Tenaska Washington               Texas                       Inactive
                                       Partners, II, L.P.

  KUCC Ferndale Corporation         Holds limited partnership                Kentucky            Prior Commission precedent
                                        interests in QFs                                        - Interstate Energy, supra.

  KUCC Cleburne Corporation         Holds limited partnership                Kentucky            Prior Commission precedent
                                        interests in QFs                                        - Interstate Energy, supra.

                                                                          Jurisdictions
                                                                        Where Organized
                                      Description of                     and Authorized
           Name                         Business                         To Do Business                Authority
KUCC Portland 34 Corporation   Holds 21% interest in Portland 34,            Kentucky                     Inactive
                                 L.P. and serves as its general
                                             partner

   KUCC Portland 34, L.P.      Former lessor regarding combustion            Kentucky                     Inactive
                                             turbine

 Portland 34 LTD Corporation      Holds 79% limited partnership              Kentucky                     Inactive
                                 interests in Portland 34, L.P.

KUCC Development Corporation       Former development company                Kentucky                     Inactive

  KU Solutions Corporation        Energy marketing and services              Kentucky                 Rule 58(b)(1)(v)
                                           corporation

   KUCC Grimes Corporation      Intermediate holding company for             Delaware                     Inactive
                                developing EWG project in Grimes,
                                               TX.

                           SUBSIDIARIES OF WKE CORP.

                                                                          Jurisdictions
                                                                        Where Organized
                                      Description of                     and Authorized
          Name                          Business                         To Do Business                Authority
    WKE Station Two Inc.       Operates the Station Two generating            Kentucky                No action letter
                                facility that is owned by the City
                               of Henderson, KY under an agreement
                                   with the City and Big Rivers
                                       Electric Corporation

Western Kentucky Energy Corp.    Leases the generating facilities             Kentucky                       EWG
                                   that are owned by Big Rivers
                               Electric Corporation, and sells the
                                output of those facilities to LG&E
                                    Energy Marketing Inc. and,
                                potentially, other affiliates and
                                          third-parties

    WKE Facilities Corp.                     Inactive                         Kentucky                    Inactive

           LCC LLC                           Inactive                         Kentucky                    Inactive

           FCD LLC                           Inactive                         Kentucky                    Inactive

  Excalibur Development LLC                  Inactive                         Kentucky                    Inactive

                    SUBSIDIARIES OF LG&E INTERNATIONAL INC.

                                                                          Jurisdictions
                                                                        Where Organized
                                      Description of                     and Authorized
             Name                       Business                         To Do Business                Authority
 LG&E Mendoza Services Inc.      Inactive (Originally formed to           Cayman Islands                  Inactive
                                hold investment in foreign power
                                           facilities)

LG&E Power Venezuela I, Inc.     Inactive (Originally formed to           Cayman Islands                  Inactive
                                hold investment in foreign power
                                           facilities)

    LG&E Power Spain Inc.      Management and holding company for            Delaware                 Prior Commission
                                    energy projects in Spain                                       precedent - Interstate
                                                                                                       Energy, supra.

LG&E Power Argentina I, Inc.    Management and holding company of            Delaware                 Prior Commission
                                  energy projects in Argentina                                     precedent - Interstate
                                                                                                       Energy, supra.

LG&E Power Argentina II Inc.     Owner of 45.9% combined equity              Delaware                 Prior Commission
                                interest in Distribuidora de Gas                                   precedent - Interstate
                                     del Centro S.A., a FUCO                                           Energy, supra.

LG&E Power Argentina III LLC.    Owner of 14.4% combined equity              Delaware                 Prior Commission
                                interest in Distribuidora de Gas                                   precedent - Interstate
                                       Cuyana S.A., a FUCO                                             Energy, supra.

         LG&E Power                         Inactive                         Delaware                     Inactive
      Australia I Inc.

                                                                          Jurisdictions
                                                                        Where Organized
                                      Description of                     and Authorized
             Name                       Business                         To Do Business                Authority
      LG&E Centro S.A.          Receives consulting revenues and             Argentina                Prior Commission
                                pays management expenses related                                   precedent - Interstate
                               to Distribuidora de Gas del Centro                                Energy, supra and Entergy
                               S.A. (10% owned indirectly through                                   Corporation, supra.
                                 LG&E Power Argentina II Inc.);
                                    holding company for FUCO

    LG&E Power Spain LLC         Formed to facilitate merger of              Kentucky                 Prior Commission
                                      LG&E Power Spain Inc.                                        precedent - Interstate
                                                                                                       Energy, supra.

   LG&E Power Finance Inc.          Special purpose financing                Delaware                 Prior Commission
                                subsidiary formed to purchase and                                  precedent - Interstate
                                  re-sell certain subordinated                                         Energy, supra.
                                indebtedness collection rights as
                                a part of a settlement of claims
                                 between KW Tarifa, S.A. (a FUCO
                                  and Spanish corporation owned
                                 45.9% by LG&E Power Spain Inc.)
                                  and subsidiaries of Kenetech
                                           Corporation

                                                                          Jurisdictions
                                                                        Where Organized
                                      Description of                     and Authorized
             Name                       Business                         To Do Business                Authority
 Inversora de Gas del Centro     Owner of 51% equity interest in             Argentina           Prior Commission precedent
            S.A.                  Distribuidora de Gas de Centro                                 - Interstate Energy, supra.
                                   S.A., a FUCO (75% ownership)

                        SUBSIDIARIES OF LG&E POWER INC.

                                                                          Jurisdictions
                                                                        Where Organized
                                      Description of                     and Authorized
             Name                       Business                         To Do Business                Authority
  LG&E Power Engineers and      Engineering and project management   California, New York and        Rule 58(b)(1)(vii)
      Constructors Inc.                                                    Pennsylvania

         LG&E Power              Power facilities management and      California, Maine, New       Rule 58(b)(1)(vii) and
        Services Inc.                       operation                   York, Pennsylvania,      prior Commission precedent
                                                                       Virginia, Minnesota,          - Entergy, supra.
                                                                     Ohio, Kentucky and Texas

 LG&E Power Operations Inc.      Intermediate holding company for     California, Minnesota,       Rule 58(b)(1)(vii) and
                                  QFs; power project ownership,           New York, North        prior Commission precedent
                                    management and development          Carolina, Texas and     - Interstate Energy, supra.
                                                                             Virginia

 LG&E Power Development Inc.       Development of QFs and EWGs        California, Georgia and    Prior Commission precedent
                                                                               Texas            - Interstate Energy, supra.

                                                                          Jurisdictions
                                                                        Where Organized
                                      Description of                     and Authorized
             Name                       Business                         To Do Business                Authority
American Power, Incorporated      Owner of 99% interest in LG&E             California           Prior Commission precedent
                                      Power, L.L.C., an EWG                                     - Interstate Energy, supra.

  Ultrasystems Construction       Inactive (Originally formed to            California                    Inactive
          Co., Inc.                construct power and related
                                           facilities)

    HD Energy Corporation                    Inactive                        Delaware                     Inactive

Hadson Financial Corporation   Inactive, former management company      Delaware and Texas                Inactive

  LG&E Natural Gathering &         Natural gas transmission and        New Mexico, Oklahoma,          Rule 58(b)(2)(i)
       Processing Co.                       processing                   Texas and Montana

     LG&E Natural Plains             Marketing of natural gas        Delaware, Louisiana, New         Rule 58(b)(2)(i)
       Marketing Inc.                                                  Mexico, Oklahoma and
                                                                               Texas

 Hadson Gas Transmission Co.         Natural gas transmission           Delaware and Texas            Rule 58(b)(2)(i)

 LG&E Natural Plains Energy          Natural gas transmission           Delaware and Texas            Rule 58(b)(2)(i)
        Services Inc.

  LG&E Natural Pipeline Co.    Natural gas storage and transmission    New Mexico and Texas           Rule 58(b)(2)(i)

 LG&E Power Gregory I, Inc.    Formed to hold interests in Gregory          New Mexico           Prior Commission precedent
                                Power Partnerships, which will be                               - Interstate Energy, supra.
                                              an EWG                                                         ------  ------

                                                                          Jurisdictions
                                                                        Where Organized
                                      Description of                     and Authorized
             Name                       Business                         To Do Business                Authority
 LG&E Power Gregory II Inc.    Formed to hold interests in Gregory           Delaware            Prior Commission precedent
                                Power Partnerships, which will be                               - Interstate Energy, supra.
                                              an EWG

 LG&E Power Gregory III Inc.   Formed to hold interests in Gregory           Delaware            Prior Commission precedent
                                Power Partnerships, which will be                               - Interstate Energy, supra.
                                              an EWG

 LG&E Power Gregory IV Inc.    Formed to hold interests in Gregory      Delaware and Texas       Prior Commission precedent
                                Power Partnerships, which will be                               - Interstate Energy, supra.
                                              an EWG

  Ultrasystems Small Power,                  Inactive                       California                    Inactive
        Incorporated                                                  (not in good standing)

   LG&E Natural Industrial          Natural gas marketing and        Colorado, New Mexico and    Rule 58(b)(1)(v) and (ix)
        Marketing Co.                      transmission                        Texas

     Hadson Fuels, Inc.                      Inactive                   Oklahoma and Texas                Inactive

  LG&E Natural Canada Inc.            Natural gas marketing          Canada: Alberta, British    Rule 58(b)(1)(v) and (ix)
                                                                        Columbia, Manitoba,
                                                                      Ontario, Saskatchewan,
                                                                              Quebec

  LG&E Fuels Services Inc.         Formed for alternative fuels              Delaware            Rule 58(b)(1)(iv) or (ix)
                                           investments

                    SUBSIDIARIES OF KUCC GRIMES CORPORATION

                                                                          Jurisdictions
                                                                         Where Organized
                                      Description of                     and Authorized
             Name                       Business                         To Do Business                Authority

         KUCC Grimes           Intermediate holding company formed            Delaware           Prior Commission precedent
       GP Corporation           in conjunction with EWG project in                               - Interstate Energy, supra.
                                           Grimes, TX.

       KUCC Grimes LP          Intermediate holding company formed            Delaware           Prior Commission precedent
         Corporation            in conjunction with EWG project in                               - Interstate Energy, supra.
                                           Grimes, TX.

                 SUBSIDIARIES OF CRC-EVANS INTERNATIONAL, INC.

                                                                          Jurisdictions
                                                                         Where Organized
                                      Description of                     and Authorized
             Name                       Business                         To Do Business                Authority

     CRC-Evans Pipeline            Primary operating company of          Delaware and Texas             Rule 58(b)(2)
     International, Inc.          CRC-Evans companies providing
                                specialized equipment and services
                                    for pipeline construction

        CRC-Key, Inc.           Manufactures, concrete weights for        Oklahoma(2)                   Rule 58(b)(2ii)
                                      pipeline construction

----------
(2) Also North Dakota, Vermont, New Mexico, Mississippi, New Hampshire, Iowa, Utah, Tennessee, Colorado, Louisiana, Michigan, Maryland, North Carolina, Illinois, Florida, Georgia, Minnesota, Pennsylvania, New York and Wisconsin.

            SUBSIDIARIES OF CRC-EVANS PIPELINE INTERNATIONAL, INC.

                                                                          Jurisdictions
                                                                         Where Organized
                                      Description of                     and Authorized
             Name                       Business                         To Do Business                Authority

       CRC-Evans B.V.               International sales office            The Netherlands               Rule 58(b)(2)

    CRC-Evans Canada LTD.         Company for Canada operations           Alberta, Canada               Rule 58(b)(2)

      PIH Holdings LTD.         Holding company for operations in          United Kingdom               Rule 58(b)(2)
                                    Europe and the Middle East

                       SUBSIDIARIES OF PIH HOLDINGS LTD.

                                                                          Jurisdictions
                                                                         Where Organized
                                      Description of                     and Authorized
             Name                       Business                         To Do Business                Authority

Pipeline Induction Heat Ltd.          Services for pipelines               United Kingdom               Rule 58(b)(2)

                  SUBSIDIARIES OF LG&E POWER OPERATIONS INC.

                                                                          Jurisdictions
                                                                         Where Organized
                                      Description of                     and Authorized
             Name                       Business                         To Do Business                Authority
      HD/WS Corporation         Inactive (Holding company for ash     California and Virginia             Inactive
                                 disposal activities) (70% owned)

  LG&E Power 5 Incorporated    Former owner of investment in power      California and Maine              Inactive
                                            facilities

                                                                          Jurisdictions
                                                                         Where Organized
                                      Description of                     and Authorized
             Name                       Business                         To Do Business                Authority
  LG&E Power 6 Incorporated    Former owner of investment in power    California, Virginia and            Inactive
                                            facilities                         Maine

 LG&E Power 11 Incorporated    Indirect owner of interest in QF in    California and Virginia    Prior Commission precedent
                                      Southampton, Virginia                                      - Interstate Energy, supra.

LG&E Southampton Incorporated  Indirect owner of interest in QF in    California and Virginia    Prior Commission precedent
                                      Southampton, Virginia                                      - Interstate Energy, supra.

 LG&E Power 12 Incorporated    Indirect owner of interest in QF in    California and Virginia    Prior Commission precedent
                                       Altavista, Virginia                                       - Interstate Energy, supra.

 LG&E Altavista Incorporated   Indirect owner of interest in QF in    California and Virginia    Prior Commission precedent
                                       Altavista, Virginia                                       - Interstate Energy, supra.

 LG&E Power 13 Incorporated    Indirect owner of interest in QF in    California and Virginia    Prior Commission precedent
                                        Hopewell, Virginia                                       - Interstate Energy, supra.

 LG&E Hopewell Incorporated    Indirect owner of interest in QF in    California and Virginia    Prior Commission precedent
                                        Hopewell, Virginia                                       - Interstate Energy, supra.

 LG&E Power 14 Incorporated        Owner of investment in power       California and Virginia             Inactive
                                      facilities (inactive)

                                                                          Jurisdictions
                                                                         Where Organized
                                      Description of                     and Authorized
             Name                       Business                         To Do Business                Authority
 LG&E Power 16 Incorporated    Indirect owner of interest in QF in       California, North       Prior Commission precedent
                                  Roanoke Valley, North Carolina       Carolina and Virginia     - Interstate Energy, supra.

     LG&E Power Roanoke        Indirect owner of interest in QF in       California, North       Prior Commission precedent
        Incorporated              Roanoke Valley, North Carolina       Carolina and Virginia     - Interstate Energy, supra.

 LG&E Power 18 Incorporated        Owner of investment in power       California and Virginia             Inactive
                                      facilities (inactive)

      LG&E Erie Partner            Owner of investment in power              California                   Inactive
        Incorporated                  facilities (inactive)

 LG&E Power 21 Incorporated     Indirect owner of interest in QF,     California and Minnesota   Prior Commission precedent
                                   windmills in California and                                   - Interstate Energy, supra.
                                            Minnesota

     LG&E Power 21 Wind         Indirect owner of interest in QF,     California and Minnesota   Prior Commission precedent
        Incorporated               windmills in California and                                   - Interstate Energy, supra.
                                            Minnesota

 LG&E Power 22 Incorporated        Owner of investment in power              California                   Inactive
                                      facilities (inactive)

 LG&E Power 29 Incorporated      Indirect owner of interest in QF            California                   Inactive
                                            (inactive)

 LG&E Power 31 Incorporated    Indirect owner of interest in QF in      California and Texas     Prior Commission precedent
                                         Salt Flat, Texas                                        - Interstate Energy, supra.

                                                                          Jurisdictions
                                                                         Where Organized
                                      Description of                     and Authorized
             Name                       Business                         To Do Business                Authority
     LG&E Power 31 Wind        Indirect owner of interest in QF in           California          Prior Commission precedent
        Incorporated                     Salt Flat, Texas                                        - Interstate Energy, supra.

 LG&E Power 25 Incorporated        Owner of investment in power               Delaware                    Inactive
                                            facilities

 LG&E Power 26 Incorporated        Owner of investment in power               Delaware                    Inactive
                                            facilities



                  SUBSIDIARIES OF LG&E POWER AUSTRALIA I INC.

                                                                          Jurisdictions
                                                                         Where Organized
                                      Description of                     and Authorized
             Name                        Business                        To Do Business                Authority
 LG&E Australia Pty Limited              Inactive                         Australia                    Inactive


          SUBSIDIARIES OF LG&E POWER ENGINEERS AND CONSTRUCTORS INC.

                                                                          Jurisdictions
                                                                         Where Organized
                                      Description of                     and Authorized
             Name                        Business                        To Do Business                Authority
         LG&E Power             Former constructor of QFs and EWGs    California, New York and            Inactive
      Constructors Inc.                                                     Pennsylvania

         Ultraclean                          Inactive                 California (not in good             Inactive
        Incorporated                                                         standing)

                     SUBSIDIARIES OF HD ENERGY CORPORATION

                                                                          Jurisdictions
                                                                         Where Organized
                                      Description of                     and Authorized
             Name                        Business                        To Do Business                Authority
         NuHPI, Inc.                         Inactive                         Delaware                    Inactive

         Ultrafuels                          Inactive                        California                   Inactive
        Incorporated

        Ultrafuels 1                         Inactive                        California                   Inactive
        Incorporated

                          SUBSIDIARIES OF NUHPI, INC.

                                                                          Jurisdictions
                                                                         Where Organized
                                      Description of                     and Authorized
             Name                        Business                        To Do Business                Authority
         Ultrapower                          Inactive                 California (not in good             Inactive
        Biomass Fuels                                                        standing)
         Corporation

        Hadson Power                         Inactive                        California                   Inactive
          Live Oak
        Incorporated

                   SUBSIDIARY OF HADSON GAS TRANSMISSION CO.

                                                                          Jurisdictions
                                                                         Where Organized
                                      Description of                     and Authorized
             Name                        Business                        To Do Business                Authority
       LG&E Industrial          Owner of natural gas transmission    Delaware, Maine, New York            Inactive
      Sales Corporation                       assets                         and Texas


              SUBSIDIARY OF ULTRASYSTEMS SMALL POWER INCORPORATED

                                                                          Jurisdictions
                                                                        Where Organized
                                      Description of                     and Authorized
             Name                        Business                        To Do Business                Authority
        Ultrasystems                     Inactive                          California                   Inactive
       Small Power 1,
        Incorporated

                       SUBSIDIARY OF HADSON FUELS, INC.

                                                                          Jurisdictions
                                                                        Where Organized
                                      Description of                     and Authorized
             Name                        Business                        To Do Business                Authority
   Triple T Services, Inc.               Inactive                           Oklahoma                    Inactive

                           100% OWNED JOINT VENTURES

                                                                          Jurisdictions
                                                                        Where Organized
                                      Description of                     and Authorized
             Name                        Business                        To Do Business                Authority
GGSI Crown J.V.(3)              Owns gas gathering and processing              Texas                  Rule 58(b)(1)(ix)
                                              assets
Power Tex J.V.(4)
                                Owns gas gathering and processing              Texas                  Rule 58(b)(1)(ix)
                                              assets


----------
(3) 34.6% by Hadson Gas Transmission Co. ("HGTC"); 65.4% by LG&E Natural Plains Marketing Inc.
(4)  34.6% by HGTC; 65.4% by LG&E Natural Plains Energy Services Inc.

                                JOINT VENTURES OF
                                 LG&E POWER INC.

                                                                          Jurisdictions
                                                                         Where Organized
         Name and %                   Description of                     and Authorized
           Owned                         Business                        To Do Business                Authority
  Babcock & Wilcox Services              Inactive                     California (not in good          Inactive
  Inc.; 25.4% capital stock                                                   standing

                               JOINT VENTURES OF
                                KU AND/OR LG&E

                                                                          Jurisdictions
                                                                        Where Organized
         Name and %                   Description of                     and Authorized
           Owned                         Business                        To Do Business                Authority
Electric Energy Inc.; 20% by   An electric utility in the business     Kentucky and Illinois     LG&E Energy Corp., Holding
             KU                 of selling electricity produced at                                Co. Act Release No. 26866
                                   its plant in Joppa, Illinois                                       (April 30, 1998)

    Ohio Valley Electric       An electric utility in the business       Kentucky and Ohio       LG&E Energy Corp., Holding
 Corporation; 2.5% by KU and    of selling electricity produced at                                Co. Act Release No. 26866
        4.9% by LG&E              its plant near Cheshire, Ohio                                       (April 30, 1998)

  Indiana-Kentucky Electric    An electric utility in the business        Indiana and Ohio       LG&E Energy Corp., Holding
Corp(5); 2.5% by KU and 4.9%    of selling electricity produced at                                Co. Act Release No. 26866
           by LG&E                its plant in Madison, Indiana                                       (April 30, 1998)



----------
(5)  Wholly-owned by OVEC.

              JOINT VENTURES OF LG&E CAPITAL CORP. AND SUBSIDIARIES

                                                                          Jurisdictions
                                                                        Where Organized
         Name and %                   Description of                     and Authorized
           Owned                        Business                        To Do Business                Authority
CED-APL, L.P.(6); 49%              Former owner-participant in                Delaware           Prior Commission precedent
                                 leveraged lease of turbine for a                                     - Entergy, supra.
                                      potential EWG project

 Tenaska III Partners, Ltd.;      Owns 40% of Tenaska III Texas                Texas             Prior Commission precedent
             15%                 Partners, a QF, in Paris, Texas                                 - Interstate Energy, supra.

Tenaska III Texas(7) Partners;     Interest in power generation                Texas                         QF
             40%                            facilities

Tenaska Washington Partners,       Interest in power generation              Washington                   Inactive
        II, L.P.;10%              facilities; former facility in
                                     Fredrickson, Washington

Tenaska Washington Partners,      Owns QF facility in Ferndale,              Washington                      QF
          L.P.; 5%                          Washington

 Tenaska IV Texas Partners,        Interest in power generation                Texas                         QF
          Ltd.; 10%               facilities in Cleburne, Texas



----------
(6)  LLC has entered into an agreement to sell its interest.
(7)  Owned indirectly through Tenaska III Partners, Ltd.

                       JOINT VENTURES OF SUBSIDIARIES OF
                          LG&E POWER OPERATIONS, INC.

                                                                           Jurisdictions
                                                                          Where Organized
         Name and %                    Description of                     and Authorized
           Owned                         Business                          To Do Business                Authority
   Babcock-Ultrapower West                   Inactive                        California                   Inactive
 Enfield; 17% g.p. interest

     Babcock-Ultrapower                      Inactive                        California                   Inactive
Jonesboro; 17% g.p. interest

      LG&E-Westmoreland           Owner of Southampton, Virginia             California                      QF
    Southampton; 45% g.p.          power generation facilities
          interest

 LG&E Southampton L.P.; 20%    Intermediate holding company for QF    California and Virginia    Prior Commission precedent
        g.p. interest                                                                            - Interstate Energy, supra.

LG&E-Westmoreland Altavista;    Owner of Altavista, Virginia power           California                      QF
 45% g.p. interest; 5% l.p.           generation facilities
          interest

  LG&E Altavista L.P.; 20%     Intermediate holding company for QF    California and Virginia    Prior Commission precedent
        g.p. interest                                                                            - Interstate Energy, supra.

LG&E -Westmoreland Hopewell;    Owner of Hopewell, Virginia power            California                      QF
  45% g.p. interest; 5% l.p           generation facilities
          interest

                                                                          Jurisdictions
                                                                         Where Organized
        Name and %                      Description of                    and Authorized
          Owned                            Business                       To Do Business               Authority
LG&E Hopewell L.P.; 20% g.p.   Intermediate holding company for QF    California and Virginia    Prior Commission precedent
          interest                                                                               - Interstate Energy, supra.

 LG&E Power 14-Buena Vista;        Owner of investment in power              California                   Inactive
      45% g.p. interest               facilities (inactive)

 Westmoreland-LG&E Partners;      Owner of interests in Roanoke               Virginia           Prior Commission precedent
      50% g.p. interest             Valley, North Carolina QFs                                   - Interstate Energy, supra.

Erie Power Partners L.P.; 1%      Inactive Former owner of power           California and                 Inactive
   g.p. interest; 49% l.p.               supply contract                    Pennsylvania
          interest
      .5% g.p. interest

  Windpower Partners 1993,          Owner of windmill farms in        California and Minnesota               QF
  L.P.; 49.5% l.p. interest          Minnesota and California

  Windpower Partners 1994,        Owner of windmill farm in Salt        California and Texas                 QF
  L.P.; .33% g.p. interest;                Flat, Texas
    24.67% l.p. interest

 LG&E /Kelso Power Partners,    Inactive Formed to develop and own    California and Virginia             Inactive
 L.P.; 2% g.p. interest; 49%             power facilities
        1.p. interest

                        JOINT VENTURES OF SUBSIDIARIES OF
                             LG&E INTERNATIONAL INC.

                                                                           Jurisdictions
                                                                         Where Organized
         Name and %                   Description of                      and Authorized
           Owned                         Business                         To Do Business               Authority
  K.W. Tarifa, S.A.; 45.84%    Owner of power generation facilities            Spain                        FUCO
        capital stock

  Distribuidora de Gas del       Natural gas distribution company            Argentina                      FUCO
 Centro S.A.; 45.9% combined
        capital stock

 Distribuidora de Gas Cuyana     Natural gas distribution company            Argentina                      FUCO
S.A.; 14.4% combined capital
            stock

   Inversora de Gas Cuyana       Intermediate holding company for            Argentina           Prior Commission precedent
  S.A.; 24.0% capital stock                    FUCO                                              - Interstate Energy, supra.

 Invergas S.A.; 28% capital      Owns 51% interest in Gas Natural            Argentina           Prior Commission precedent
            stock                        BAN S.A., a FUCO                                        - Interstate Energy, supra.

Gas Natural S.D.G. Argentina   Owns 19% of Gas Natural BAN S.A., a           Argentina           Prior Commission precedent
   S.A.; 28% capital stock                     FUCO                                              - Interstate Energy, supra.

Gas Natural BAN S.A.; 19.60%     Natural gas distribution company            Argentina                      FUCO
   combined capital stock

                                                                          Jurisdictions
                                                                         Where Organized
         Name and %                   Description of                      and Authorized
           Owned                         Business                         To Do Business                 Authority
ServiConfort Argentina S.A.;     Provides retail services to gas             Argentina           Prior Commission precedent
      28% capital stock               customers in Argentina                                          - Entergy, supra.

 Reduc Investimentos Ltda.;        Owns 78.85% of TermoRio S.A.                Brazil                     Inactive
      50% llc interest         Formed to develop project in Brazil

   TermoRio S.A.; 39.425%      Proposed owner of Termo Rio Project             Brazil                     Inactive
        capital stock                       in Brazil

                  JOINT VENTURES OF LG&E POWER SERVICES INC.

                                                                          Jurisdictions
                                                                        Where Organized
         Name and %                   Description of                     and Authorized
           Owned                         Business                        To Do Business                Authority
  Maine Power Services; 50%             Inactive                           California                   Inactive
        g.p. interest

                       JOINT VENTURES OF SUBSIDIARIES OF
                        LG&E INDUSTRIAL SALES CORPORATION

                                                                          Jurisdictions
                                                                        Where Organized
         Name and %                      Type of                         and Authorized
           Owned                         Business                        To Do Business                Authority
      LG&E-Westmoreland          Former owner of power generation            California                   Inactive
Rensselaer; 50% g.p. interest               facilities

 Adobe Merchant 89; 50% g.p.    Owns gas gathering and processing              Texas                    Rule 58(b)(2)
          interest                            assets

                 JOINT VENTURE OF LG&E POWER GREGORY II. INC.

                                                                          Jurisdictions
                                                                        Where Organized
         Name and %                   Description of                     and Authorized
           Owned                         Business                        To Do Business                Authority
Gregory Partners, LLC; 50%(8)   Owns and developing power project              Texas                  Will be QF; Rule
                                        in Gregory, Texas                                              58(b)(1)(viii)

                  JOINT VENTURE OF LG&E POWER GREGORY I. INC.

                                                                          Jurisdictions
                                                                        Where Organized
         Name and %                   Description of                     and Authorized
           Owned                         Business                        To Do Business                Authority
Gregory Power Partners L.P.;    Owns and developing power project              Texas                  Will be QF; Rule
 1% g.p. interest; 49% l.p.             in Gregory, Texas                                              58(b)(1)(viii)
          interest



----------
(8) 1% held by LG&E Power Gregory III, Inc. and 49% held by LG&E Power Gregory II, Inc.

                        JOINT VENTURES OF LG&E NATURAL
                         GATHERING AND PROCESSING CO.

                                                                          Jurisdictions
                                                                        Where Organized
         Name and %                   Description of                     and Authorized
           Owned                         Business                        To Do Business                Authority
  Wheeler Gathering System;     Owns gas gathering and processing               Utah                    Rule 58(b)(2)
      50% g.p. interest                       assets
                                Owns gas gathering and processing                                       Rule 58(b)(2)
 Hillsboro Gathering System;                  assets                          Oklahoma
     11.5% g.p. interest


                                      28